EXHIBIT 23.1
                                  ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



        We hereby consent to the use of our report for the three months ended March 31, 2001, dated April 27, 2001, in the Form 10-Q for Worldwide Wireless Networks, Inc.



     /s/
Chisholm  &  Associates
May  7,  2001



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